Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	1Q'26 vs. 1Q'25
EARNINGS
Net interest income	$4,635	$4,761	$4,720	$4,521	$4,464	$171	3.8%
Retailer share arrangements	(1,070)	(1,094)	(1,024)	(992)	(895)	(175)	19.6%
Provision for credit losses	1,335	1,442	1,146	1,146	1,491	(156)	(10.5)%
Net interest income, after retailer share arrangements and provision for credit losses	2,230	2,225	2,550	2,383	2,078	152	7.3%
Other income	133	126	127	118	149	(16)	(10.7)%
Other expense	1,316	1,399	1,248	1,245	1,243	73	5.9%
Earnings before provision for income taxes	1,047	952	1,429	1,256	984	63	6.4%
Provision for income taxes	242	201	352	289	227	15	6.6%
Net earnings	$805	$751	$1,077	$967	$757	$48	6.3%
Net earnings available to common stockholders	$784	$730	$1,057	$946	$736	$48	6.5%

COMMON SHARE STATISTICS
Basic EPS	$2.29	$2.07	$2.89	$2.51	$1.91	$0.38	19.9%
Diluted EPS	$2.27	$2.04	$2.86	$2.50	$1.89	$0.38	20.1%
Dividend declared per share	$0.30	$0.30	$0.30	$0.30	$0.25	$0.05	20.0%
Common stock price	$68.02	$83.43	$71.05	$66.74	$52.94	$15.08	28.5%
Book value per share	$45.29	$44.74	$44.00	$42.30	$40.37	$4.92	12.2%
Tangible book value per share(1)	$37.62	$37.21	$37.93	$36.55	$34.79	$2.83	8.1%

Beginning common shares outstanding	347.4	360.1	371.9	380.5	388.3	(40.9)	(10.5)%
Issuance of common shares	—	—	—	—	—	—	NM
Stock-based compensation	1.9	0.3	0.3	0.2	2.0	(0.1)	(5.0)%
Shares repurchased	(12.5)	(13.0)	(12.1)	(8.8)	(9.8)	(2.7)	27.6%
Ending common shares outstanding	336.8	347.4	360.1	371.9	380.5	(43.7)	(11.5)%

Weighted average common shares outstanding	342.4	352.7	365.9	376.2	385.2	(42.8)	(11.1)%
Weighted average common shares outstanding (fully diluted)	346.0	357.6	369.9	379.1	389.4	(43.4)	(11.1)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	1Q'26 vs. 1Q'25
PERFORMANCE METRICS
Return on assets(1)	2.7%	2.5%	3.6%	3.2%	2.5%		0.2%
Return on equity(2)	19.5%	17.6%	25.1%	23.1%	18.4%		1.1%
Return on tangible common equity(3)	24.5%	21.8%	30.6%	28.3%	22.4%		2.1%
Net interest margin(4)	15.50%	15.83%	15.62%	14.78%	14.74%		0.76%
Efficiency ratio(5)	35.6%	36.9%	32.6%	34.1%	33.4%		2.2%
Other expense as a % of average loan receivables, including held for sale	5.30%	5.50%	4.96%	5.03%	4.99%		0.31%
Effective income tax rate	23.1%	21.1%	24.6%	23.0%	23.1%		—%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.42%	5.37%	5.16%	5.70%	6.38%		(0.96)%
30+ days past due as a % of period-end loan receivables(6)	4.54%	4.49%	4.39%	4.18%	4.52%		0.02%
90+ days past due as a % of period-end loan receivables(6)	2.28%	2.17%	2.12%	2.06%	2.29%		(0.01)%
Net charge-offs	$1,346	$1,367	$1,298	$1,411	$1,588	$(242)	(15.2)%
Loan receivables delinquent over 30 days(6)	$4,543	$4,660	$4,400	$4,173	$4,505	$38	0.8%
Loan receivables delinquent over 90 days(6)	$2,284	$2,248	$2,128	$2,059	$2,285	$(1)	—%
Allowance for credit losses (period-end)	$10,428	$10,442	$10,373	$10,564	$10,828	$(400)	(3.7)%
Allowance coverage ratio(7)	10.42%	10.06%	10.35%	10.59%	10.87%		(0.45)%

BUSINESS METRICS
Purchase volume(8)	$42,984	$49,476	$46,005	$46,084	$40,720	$2,264	5.6%
Period-end loan receivables	$100,085	$103,808	$100,178	$99,776	$99,608	$477	0.5%
Credit cards	$92,764	$96,346	$92,550	$92,036	$91,909	$855	0.9%
Consumer installment loans	$5,357	$5,548	$5,584	$5,669	$5,736	$(379)	(6.6)%
Commercial credit products	$1,886	$1,833	$1,961	$1,980	$1,859	$27	1.5%
Other	$78	$81	$83	$91	$104	$(26)	(25.0)%
Average loan receivables, including held for sale	$100,693	$100,982	$99,885	$99,236	$101,021	$(328)	(0.3)%
Period-end active accounts (in thousands)(9)	67,828	70,693	68,585	68,186	67,787	41	0.1%
Average active accounts (in thousands)(9)	68,815	69,304	68,318	68,050	69,315	(500)	(0.7)%

LIQUIDITY
Liquid assets
Cash and equivalents	$20,559	$14,973	$16,245	$19,457	$21,629	$(1,070)	(4.9)%
Total liquid assets	$22,845	$16,562	$18,234	$21,796	$23,817	$(972)	(4.1)%
Undrawn credit facilities
Undrawn credit facilities	$2,125	$2,125	$2,125	$2,625	$2,625	$(500)	(19.0)%
Total liquid assets and undrawn credit facilities(10)	$24,970	$18,687	$20,359	$24,421	$26,442	$(1,472)	(5.6)%
Liquid assets % of total assets	18.80%	13.91%	15.59%	18.09%	19.52%		(0.72)%
Liquid assets including undrawn credit facilities % of total assets	20.55%	15.69%	17.40%	20.27%	21.67%		(1.12)%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	1Q'26 vs. 1Q'25
Interest income:
Interest and fees on loans	$5,413	$5,548	$5,510	$5,328	$5,312	$101	1.9%
Interest on cash and debt securities	190	186	221	258	238	(48)	(20.2)%
Total interest income	5,603	5,734	5,731	5,586	5,550	53	1.0%

Interest expense:
Interest on deposits	770	781	812	855	882	(112)	(12.7)%
Interest on borrowings of consolidated securitization entities	106	104	105	104	104	2	1.9%
Interest on senior unsecured notes	92	88	94	106	100	(8)	(8.0)%
Total interest expense	968	973	1,011	1,065	1,086	(118)	(10.9)%

Net interest income	4,635	4,761	4,720	4,521	4,464	171	3.8%

Retailer share arrangements	(1,070)	(1,094)	(1,024)	(992)	(895)	(175)	19.6%
Provision for credit losses	1,335	1,442	1,146	1,146	1,491	(156)	(10.5)%
Net interest income, after retailer share arrangements and provision for credit losses	2,230	2,225	2,550	2,383	2,078	152	7.3%

Other income:
Interchange revenue	264	289	272	268	238	26	10.9%
Protection product revenue	161	156	149	144	147	14	9.5%
Loyalty programs	(361)	(399)	(368)	(360)	(311)	(50)	16.1%
Other	69	80	74	66	75	(6)	(8.0)%
Total other income	133	126	127	118	149	(16)	(10.7)%

Other expense:
Employee costs	515	575	503	509	506	9	1.8%
Professional fees	209	243	240	236	217	(8)	(3.7)%
Marketing and business development	114	148	120	127	116	(2)	(1.7)%
Information processing	262	239	226	215	219	43	19.6%
Other	216	194	159	158	185	31	16.8%
Total other expense	1,316	1,399	1,248	1,245	1,243	73	5.9%

Earnings before provision for income taxes	1,047	952	1,429	1,256	984	63	6.4%
Provision for income taxes	242	201	352	289	227	15	6.6%
Net earnings	$805	$751	$1,077	$967	$757	$48	6.3%

Net earnings available to common stockholders	$784	$730	$1,057	$946	$736	$48	6.5%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Mar 31, 2026 vs. Mar 31, 2025
Assets
Cash and equivalents	$20,559	$14,973	$16,245	$19,457	$21,629	$(1,070)	(4.9)%
Debt securities	3,040	2,348	2,716	2,905	2,724	316	11.6%
Loan receivables:
Unsecuritized loans held for investment	78,423	81,408	79,207	78,566	79,186	(763)	(1.0)%
Restricted loans of consolidated securitization entities	21,662	22,400	20,971	21,210	20,422	1,240	6.1%
Total loan receivables	100,085	103,808	100,178	99,776	99,608	477	0.5%
Less: Allowance for credit losses	(10,428)	(10,442)	(10,373)	(10,564)	(10,828)	400	(3.7)%
Loan receivables, net	89,657	93,366	89,805	89,212	88,780	877	1.0%
Loan receivables held for sale	—	—	192	191	—	—	—%
Goodwill	1,363	1,363	1,274	1,274	1,274	89	7.0%
Intangible assets, net	1,223	1,255	909	862	847	376	44.4%
Other assets	5,659	5,790	5,843	6,604	6,772	(1,113)	(16.4)%
Total assets	$121,501	$119,095	$116,984	$120,505	$122,026	$(525)	(0.4)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$82,478	$80,748	$79,513	$81,857	$83,030	$(552)	(0.7)%
Non-interest-bearing deposit accounts	416	396	373	405	405	11	2.7%
Total deposits	82,894	81,144	79,886	82,262	83,435	(541)	(0.6)%
Borrowings:
Borrowings of consolidated securitization entities	8,915	8,415	7,666	8,340	8,591	324	3.8%
Senior and Subordinated unsecured notes	7,513	6,767	6,765	7,669	8,418	(905)	(10.8)%
Total borrowings	16,428	15,182	14,431	16,009	17,009	(581)	(3.4)%
Accrued expenses and other liabilities	5,702	6,003	5,602	5,282	5,001	701	14.0%
Total liabilities	105,024	102,329	99,919	103,553	105,445	(421)	(0.4)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	1,222	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,844	9,902	9,866	9,836	9,804	40	0.4%
Retained earnings	25,210	24,598	23,978	23,036	22,209	3,001	13.5%
Accumulated other comprehensive income (loss)	(56)	(48)	(46)	(45)	(53)	(3)	5.7%
Treasury stock	(19,744)	(18,909)	(17,956)	(17,098)	(16,602)	(3,142)	18.9%
Total equity	16,477	16,766	17,065	16,952	16,581	(104)	(0.6)%
Total liabilities and equity	$121,501	$119,095	$116,984	$120,505	$122,026	$(525)	(0.4)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2026			Dec 31, 2025			Sep 30, 2025			Jun 30, 2025			Mar 31, 2025
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,992	$163	3.67%	$15,679	$158	4.00%	$17,131	$187	4.33%	$20,699	$228	4.42%	$18,539	$203	4.44%
Securities available for sale	2,595	27	4.22%	2,635	28	4.22%	2,872	34	4.70%	2,774	30	4.34%	3,231	35	4.39%

Loan receivables, including held for sale:
Credit cards	93,290	5,152	22.40%	93,389	5,297	22.50%	92,176	5,255	22.62%	91,460	5,076	22.26%	93,241	5,055	21.99%
Consumer installment loans	5,465	188	13.95%	5,548	198	14.16%	5,618	208	14.69%	5,692	207	14.59%	5,833	211	14.67%
Commercial credit products	1,857	72	15.72%	1,962	52	10.52%	2,006	46	9.10%	1,981	43	8.71%	1,842	45	9.91%
Other	81	1	5.01%	83	1	4.78%	85	1	4.67%	103	2	7.79%	105	1	3.86%
Total loan receivables, including held for sale	100,693	5,413	21.80%	100,982	5,548	21.80%	99,885	5,510	21.89%	99,236	5,328	21.54%	101,021	5,312	21.33%
Total interest-earning assets	121,280	5,603	18.74%	119,296	5,734	19.07%	119,888	5,731	18.97%	122,709	5,586	18.26%	122,791	5,550	18.33%

Non-interest-earning assets:
Cash and due from banks	976			864			892			868			868
Allowance for credit losses	(10,431)			(10,391)			(10,536)			(10,797)			(10,936)
Other assets	8,223			8,131			7,913			7,661			7,770
Total non-interest-earning assets	(1,232)			(1,396)			(1,731)			(2,268)			(2,298)

Total assets	$120,048			$117,900			$118,157			$120,441			$120,493

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$81,704	$770	3.82%	$80,117	$781	3.87%	$80,442	$812	4.00%	$82,014	$855	4.18%	$82,370	$882	4.34%
Borrowings of consolidated securitization entities	8,482	106	5.07%	8,032	104	5.14%	7,768	105	5.36%	7,926	104	5.26%	8,191	104	5.15%
Senior and Subordinated unsecured notes	7,056	92	5.29%	6,765	88	5.16%	7,209	94	5.17%	8,269	106	5.14%	7,850	100	5.17%

Total interest-bearing liabilities	97,242	968	4.04%	94,914	973	4.07%	95,419	1,011	4.20%	98,209	1,065	4.35%	98,411	1,086	4.48%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	414			382			410			412			418
Other liabilities	5,621			5,667			5,287			5,065			4,969
Total non-interest-bearing liabilities	6,035			6,049			5,697			5,477			5,387

Total liabilities	103,277			100,963			101,116			103,686			103,798

Equity
Total equity	16,771			16,937			17,041			16,755			16,695

Total liabilities and equity	$120,048			$117,900			$118,157			$120,441			$120,493
Net interest income		$4,635			$4,761			$4,720			$4,521			$4,464

Interest rate spread(2)			14.70%			15.00%			14.76%			13.91%			13.86%
Net interest margin(3)			15.50%			15.83%			15.62%			14.78%			14.74%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Mar 31, 2026 vs. Mar 31, 2025
BALANCE SHEET STATISTICS
Total common equity	$15,255	$15,544	$15,843	$15,730	$15,359	$(104)	(0.7)%
Total common equity as a % of total assets	12.56%	13.05%	13.54%	13.05%	12.59%		(0.03)%

Tangible assets	$118,915	$116,477	$114,801	$118,369	$119,905	$(990)	(0.8)%
Tangible common equity(1)	$12,669	$12,926	$13,660	$13,594	$13,238	$(569)	(4.3)%
Tangible common equity as a % of tangible assets(1)	10.65%	11.10%	11.90%	11.48%	11.04%		(0.39)%
Tangible book value per share(2)	$37.62	$37.21	$37.93	$36.55	$34.79	$2.83	8.1%

REGULATORY CAPITAL RATIOS(3)
	Basel III
Total risk-based capital ratio(4)	16.0%	15.8%	16.9%	16.9%	16.5%
Tier 1 risk-based capital ratio(5)	13.9%	13.8%	14.9%	14.8%	14.4%
Tier 1 leverage ratio(6)	12.1%	12.5%	13.0%	12.7%	12.4%
Common equity Tier 1 capital ratio	12.7%	12.6%	13.7%	13.6%	13.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at March 31, 2026 are preliminary and therefore subject to change.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	1Q'26 vs. 1Q'25
HOME & AUTO(1)
Purchase volume(2)	$9,443	$10,381	$11,061	$11,459	$9,446	$(3)	—%
Period-end loan receivables	$29,136	$30,106	$30,295	$30,374	$30,254	$(1,118)	(3.7)%
Average loan receivables, including held for sale	$29,367	$30,055	$30,260	$30,137	$30,810	$(1,443)	(4.7)%
Average active accounts (in thousands)(3)	16,847	17,370	17,749	17,831	17,894	(1,047)	(5.9)%

Interest and fees on loans	$1,379	$1,444	$1,443	$1,395	$1,402	$(23)	(1.6)%
Other income	$55	$52	$54	$52	$56	$(1)	(1.8)%

DIGITAL
Purchase volume(2)	$13,499	$16,206	$14,044	$13,647	$12,479	$1,020	8.2%
Period-end loan receivables	$28,733	$30,057	$28,179	$27,786	$27,765	$968	3.5%
Average loan receivables, including held for sale	$29,024	$28,676	$27,880	$27,571	$28,216	$808	2.9%
Average active accounts (in thousands)(3)	21,268	21,352	20,680	20,368	20,711	557	2.7%

Interest and fees on loans	$1,632	$1,663	$1,631	$1,576	$1,544	$88	5.7%
Other income	$9	$(6)	$(2)	$—	$9	$—	—%

DIVERSIFIED & VALUE
Purchase volume(2)	$14,926	$17,462	$15,417	$15,393	$13,732	$1,194	8.7%
Period-end loan receivables	$20,269	$21,236	$19,500	$19,510	$19,436	$833	4.3%
Average loan receivables, including held for sale	$20,229	$19,978	$19,440	$19,338	$19,670	$559	2.8%
Average active accounts (in thousands)(3)	20,416	20,170	19,470	19,471	20,114	302	1.5%

Interest and fees on loans	$1,195	$1,200	$1,192	$1,159	$1,178	$17	1.4%
Other income	$(18)	$(13)	$(3)	$(3)	$—	$(18)	NM

HEALTH & WELLNESS
Purchase volume(2)	$3,871	$3,897	$3,976	$4,007	$3,774	$97	2.6%
Period-end loan receivables	$15,309	$15,545	$15,447	$15,309	$15,193	$116	0.8%
Average loan receivables, including held for sale	$15,373	$15,499	$15,347	$15,215	$15,280	$93	0.6%
Average active accounts (in thousands)(3)	7,680	7,770	7,730	7,697	7,776	(96)	(1.2)%

Interest and fees on loans	$948	$979	$967	$923	$914	$34	3.7%
Other income	$80	$79	$73	$66	$75	$5	6.7%

LIFESTYLE
Purchase volume(2)	$1,245	$1,522	$1,371	$1,432	$1,168	$77	6.6%
Period-end loan receivables	$6,548	$6,771	$6,644	$6,673	$6,636	$(88)	(1.3)%
Average loan receivables, including held for sale	$6,607	$6,657	$6,652	$6,646	$6,716	$(109)	(1.6)%
Average active accounts (in thousands)(3)	2,584	2,589	2,543	2,531	2,651	(67)	(2.5)%

Interest and fees on loans	$258	$265	$264	$261	$261	$(3)	(1.1)%
Other income	$11	$11	$11	$9	$10	$1	10.0%

CORP, OTHER(1)(5)
Purchase volume(2)	$—	$8	$136	$146	$121	$(121)	(100.0)%
Period-end loan receivables(4)	$90	$93	$113	$124	$324	$(234)	(72.2)%
Average loan receivables, including held for sale	$93	$117	$306	$329	$329	$(236)	(71.7)%
Average active accounts (in thousands)(3)	20	53	146	152	169	(149)	(88.2)%

Interest and fees on loans	$1	$(3)	$13	$14	$13	$(12)	(92.3)%
Other income	$(4)	$3	$(6)	$(6)	$(1)	$(3)	NM

TOTAL SYF(5)
Purchase volume(2)	$42,984	$49,476	$46,005	$46,084	$40,720	$2,264	5.6%
Period-end loan receivables	$100,085	$103,808	$100,178	$99,776	$99,608	$477	0.5%
Average loan receivables, including held for sale	$100,693	$100,982	$99,885	$99,236	$101,021	$(328)	(0.3)%
Average active accounts (in thousands)(3)	68,815	69,304	68,318	68,050	69,315	(500)	(0.7)%

Interest and fees on loans	$5,413	$5,548	$5,510	$5,328	$5,312	$101	1.9%
Other income	$133	$126	$127	$118	$149	$(16)	(10.7)%

(1) In June 2025, we entered into an agreement to sell $0.2 billion of loan receivables associated with a Home & Auto program agreement. In connection with this agreement, revenue activities for the portfolio were no longer managed within our Home & Auto sales platform, and the portfolio was sold in October 2025. All metrics for the portfolio previously reported within our Home & Auto sales platform are now reported within Corp, Other. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.
(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Reflects the reclassification of $0.2 billion to loan receivables held for sale in 2Q 2025.
(5) Includes activity and balances (except for Period-end loan receivables) associated with a Home & Auto portfolio which was sold in 4Q 2025.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
COMMON EQUITY AND REGULATORY CAPITAL MEASURES
GAAP Total equity	$16,477	$16,766	$17,065	$16,952	$16,581
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,363)	(1,363)	(1,274)	(1,274)	(1,274)
Less: Intangible assets, net	(1,223)	(1,255)	(909)	(862)	(847)
Tangible common equity	$12,669	$12,926	$13,660	$13,594	$13,238
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	316	316	250	209	208
Common equity Tier 1	$12,985	$13,242	$13,910	$13,803	$13,446
Preferred stock	1,222	1,222	1,222	1,222	1,222
Tier 1 capital	$14,207	$14,464	$15,132	$15,025	$14,668
Add: Subordinated debt	742	742	742	742	742
Add: Allowance for credit losses includible in risk-based capital	1,390	1,426	1,386	1,386	1,388
Total Risk-based capital	$16,339	$16,632	$17,260	$17,153	$16,798

ASSET MEASURES
Total average assets	$120,048	$117,900	$118,157	$120,441	$120,493
Adjustments for:
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,267)	(2,291)	(1,917)	(1,913)	(1,895)
Total assets for leverage purposes	$117,781	$115,609	$116,240	$118,528	$118,598

Risk-weighted assets	$102,095	$105,029	$101,884	$101,716	$101,625

TIER 1 CAPITAL + RESERVES RATIO
Tier 1 capital	$14,207	$14,464	$15,132	$15,025	$14,668
Add: Allowance for credit losses	10,428	10,442	10,373	10,564	10,828
Tier 1 capital + Reserves for credit losses	$24,635	$24,906	$25,505	$25,589	$25,496

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$45.29	$44.74	$44.00	$42.30	$40.37
Less: Goodwill	(4.04)	(3.92)	(3.55)	(3.43)	(3.35)
Less: Intangible assets, net	(3.63)	(3.61)	(2.52)	(2.32)	(2.23)
Tangible book value per share	$37.62	$37.21	$37.93	$36.55	$34.79

(1) Regulatory measures at March 31, 2026 are preliminary and therefore subject to change.